Execution Version AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 5, 2020, by and among (i) Dean Foods Company, a company organized under the laws of the State of Delaware whose address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204 (“Seller”), (ii) each of the Subsidiaries of Seller listed on the signature pages hereto (together with Seller, the “Selling Entities”), and (iii) Dairy Farmers of America, Inc., a cooperative organized and existing under the laws of the State of Kansas (“Buyer”). Buyer and Selling Entities are sometimes collectively referred to herein as the “Parties” and each individually is sometimes referred to herein as a “Party”. RECITALS WHEREAS, on February 16, 2020, Buyer and the Selling Entities entered into an Asset Purchase Agreement (as amended, supplemented or restated from time to time, including pursuant hereto, the “Purchase Agreement”); and WHEREAS, in accordance with Section 14.04 of the Purchase Agreement, the Parties desire to amend certain provisions of the Purchase Agreement as set forth in this Amendment. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows: AGREEMENTS 1. Definitions. Capitalized terms used herein without definition have the meanings assigned to such terms in the Purchase Agreement. 2. Amendments to Purchase Agreement. Subject to the terms and conditions of this Amendment, the Purchase Agreement is hereby amended as follows: (a) Section 12.01(j). The termination right related to the Final Exhibits and Schedules set forth in Section 12.01(j) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows: “(j) by Buyer by written notice to Seller if all of the Final Exhibits and Schedules are not finalized and agreed to by the Parties in accordance with Section 14.18, by 5:00 pm Eastern Time on March 10, 2020.” (b) Section 14.18. The Exhibits and Schedules Deadline shall be extended to 5:00 pm Eastern Time on March 10, 2020, and accordingly the second sentence of Section 14.18 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following: US-DOCS\114465168.1#92995378v1

“The Parties shall each use reasonable best efforts and cooperate with each other in good faith to finalize such Schedules, Disclosure Schedules, Exhibits and Annexes hereto as soon as practicable but in any event on or before by 5:00 pm Eastern Time on March 10, 2020 (“Exhibits and Schedules Deadline”).” For purposes of applying this Section 2, except as otherwise expressly provided herein, the Parties hereby further agree to make such additional changes and amendments, and grammatical revisions to the Purchase Agreement and the other Transaction Documents, as may be necessary or advisable in order to implement the amendments set forth in herein. 3. Miscellaneous. The provisions of Sections 14.02 through 14.12 of the Purchase Agreement, are incorporated herein by reference as if set out fully herein and shall apply in all respects to this Amendment, mutatis mutandis. 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the execution and delivery by the Parties of this Amendment. 5. No Other Amendments. All terms and conditions of the Purchase Agreement not expressly modified by this Amendment shall remain in full force and effect and unchanged. 6. Counterparts and Delivery. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed to be an original of this Amendment and all of which, when taken together, will constitute one and the same instrument. Notwithstanding anything to the contrary in Section 14.02 of the Purchase Agreement, delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by email attachment will be effective as delivery of a manually executed counterpart of this Agreement or such amendment, as applicable. [The remainder of this page is intentionally left blank.] 2 US-DOCS\114465168.1#92995378v1

IN WITNESS WHEREOF, this Amendment No. 1 to Asset Purchase Agreement has been duly executed as of the date first written above. DAIRY FARMERS OF AMERICA, INC. By: /s/ Richard P. Smith Name: Richard P. Smith Title: President and Chief Executive Officer #92995378v1

IN WITNESS WHEREOF, this Amendment No. 1 to Asset Purchase Agreement has been duly executed as of the date first written above. SELLING ENTITIES: DEAN FOODS COMPANY By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary ALTA-DENA CERTIFIED DAIRY, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary BERKELEY FARMS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary CASCADE EQUITY REALTY, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

COUNTRY FRESH, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DAIRY INFORMATION SYSTEMS HOLDINGS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DAIRY INFORMATION SYSTEMS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN DAIRY HOLDINGS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN EAST, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

DEAN EAST II, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN FOODS NORTH CENTRAL, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN FOODS OF WISCONSIN, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN HOLDING COMPANY By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN INTELLECTUAL PROPERTY SERVICES II, INC. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

DEAN INTERNATIONAL HOLDING COMPANY By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN MANAGEMENT, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN PUERTO RICO HOLDINGS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN SERVICES, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN TRANSPORTATION, INC. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

DEAN WEST, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DEAN WEST II, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DFC AVIATION SERVICES, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DFC ENERGY PARTNERS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DFC VENTURES, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

DGI VENTURES, INC. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRANKLIN HOLDINGS, INC. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRIENDLY’S ICE CREAM HOLDINGS CORP. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRIENDLY’S MANUFACTURING AND RETAIL, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

FRESH DAIRY DELIVERY, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary GARELICK FARMS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary MAYFIELD DAIRY FARMS, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary MIDWEST ICE CREAM COMPANY, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary MODEL DAIRY, LLC #92995378v1

By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary REITER DAIRY, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary SAMPSON VENTURES, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary SHENANDOAH’S PRIDE, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary SOUTHERN FOODS GROUP, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary STEVE’S ICE CREAM, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman #92995378v1

Title: Senior Vice President, General Counsel and Corporate Secretary SUIZA DAIRY GROUP, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary TUSCAN/LEHIGH DAIRIES, INC. By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary #92995378v1

DIPS LIMITED PARTNER II By: Delaware Trust Company, not in its individual capacity, but solely as Trustee By: /s/ James L. Grier Name: James L. Grier Title: Assistant Vice President #92995378v1